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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: APRIL 22, 1994

                           MCCLATCHY NEWSPAPERS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                        1-9824                       94-0666175
        (STATE OR OTHER           (COMMISSION FILE NUMBER)        (IRS EMPLOYER ID. NO.)
JURISDICTION OF INCORPORATION)
   2100 "Q" STREET, SACRAMENTO, CALIFORNIA                          95816
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                       (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (916) 321-1846

Item 5. OTHER EVENTS.

     See attached Press Release of McClatchy Newspapers, Inc. dated April 19, 1994, which is incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

        99.1     Press Release dated April 19, 1994 of McClatchy Newspapers, Inc.
        99.2     Unaudited Consolidated Balance Sheet of McClatchy Newspapers, Inc. as of
                 March 31, 1994 and December 31, 1993
        99.3     Unaudited Consolidated Statement of Income of McClatchy Newspapers, Inc. for
                 the three months ended March 31, 1994 and March 31, 1993.
        99.4     Unaudited Consolidated Statement of Cash Flows of McClatchy Newspapers, Inc.
                 for the three months ended March 31, 1994 and March 31, 1993.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          McCLATCHY NEWSPAPERS, INC.

Dated: April 21, 1994                     By       /s/  JAMES P. SMITH
                                             ---------------------------------
                                                       James P. Smith
                                                  Vice President, Finance
                                                       and Treasurer

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

                               INDEX TO EXHIBITS

  EXHIBIT
  -------
     99.1     Press Release dated April 19, 1994 of McClatchy Newspapers, Inc.
     99.2     Unaudited Consolidated Balance Sheet of McClatchy Newspapers,
              Inc. as of March 31, 1994 and December 31, 1993.
     99.3     Unaudited Consolidated Statement of Income of McClatchy
              Newspapers, Inc. for the three months ended March 31, 1994 and
              March 31, 1993.
     99.4     Unaudited Consolidated Statement of Cash Flows of McClatchy
              Newspapers, Inc. for the three months ended March 31, 1994 and
              March 31, 1993.

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

                                                                    EXHIBIT 99.1

Contact: Elaine Lintecum
         (916) 321-1846                                    For Immediate Release

              MCCLATCHY NEWPAPERS REPORTS 24% INCREASE IN EARNINGS

     SACRAMENTO, CA, APRIL 19, 1994 -- MCCLATCHY NEWSPAPERS, INC. (NYSE-MNI) today reported first quarter earnings of $5.9 million or 20 cents per share -- a record high for McClatchy's first quarter. Earnings were up 23.7% from 1993 earnings of $4.8 million (17 cents).

     First quarter 1994 earnings include a one-time pre-tax charge of $768,000 for closing many of the company's Senior Spectrum tabloid newspapers which served readers over age 55. Excluding this charge, earnings would have been 22 cents per share or 32.3% higher than 1993. Earnings also benefitted from Easter advertising which occurred principally in the first quarter of 1994 versus the second quarter of 1993.

     Net revenues increased to $108.9 million, up 3.5% from 1993 revenues of $105.3 million. Advertising revenues were $83.8 million, a gain of 3.6% and circulation revenues posted a 1.2% increase to $21.2 million.

     Operating expenses were held to a 2.7% increase, generally reflecting low newsprint prices and company-wide cost control programs. Operating income increased 10.0% to $11.6 million compared to $10.5 million in 1993. Excluding the Senior Spectrum charge, operating income increased 17.3% over 1993.

     Net income also benefitted from higher interest income on investments and smaller losses from McClatchy's Ponderay newsprint mill joint venture.

     Commenting on the quarterly results, Erwin Potts, chief executive officer, noted that "Advertising revenues and earnings exceeded our expectations even after factoring in the effect of Easter advertising. In particular, classified advertising began to improve in February and was strong in March. Our company is poised to benefit from an economic recovery in Northern California should business activity continue to pick up. Meanwhile we remain committed to cost controls to keep expenses in line with revenue expectations."

     With headquarters in Sacramento, CA, McClatchy Newspapers is a communications company with a history dating back to 1857 when James McClatchy was the founding editor of The Sacramento Bee. Today, McClatchy publishes 12 daily newspapers and eight non-daily newspapers located principally in western coastal states and South Carolina. The Company, through its subsidiary, The Newspaper Network, Inc., distributes preprinted advertising inserts to newspapers throughout the country and is one of six partners in the Ponderay newsprint mill in Usk, Washington.

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

                           MCCLATCHY NEWSPAPERS, INC.

                          SUMMARY OF UNAUDITED RESULTS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                             QUARTER ENDED
                                                                               MARCH 31,
                                                                         ---------------------
                                                                           1994         1993
                                                                         --------     --------
Revenues -- net........................................................  $108,924     $105,282
Operating expenses:
  Compensation.........................................................    50,198       49,692
  Newsprint and supplements............................................    14,708       14,189
  Depreciation and amortization........................................     9,520        8,665
  Other operating expense..............................................    22,893       22,190
                                                                         --------     --------
          Total........................................................    97,319       94,736
                                                                         --------     --------
Operating income.......................................................    11,605       10,546
Partnership loss.......................................................     1,500        1,800
Interest (income)......................................................      (354)          (7)
Other nonoperating expenses -- net.....................................        23          311
                                                                         --------     --------
Income before taxes....................................................    10,436        8,442
Income tax provision...................................................     4,539        3,674
                                                                         --------     --------
Net income.............................................................  $  5,897     $  4,768
                                                                         --------     --------
                                                                         --------     --------
Net income per common share............................................  $   0.20     $   0.17
                                                                         --------     --------
                                                                         --------     --------
Weighted average shares outstanding....................................    28,937       28,833

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

                                                                    EXHIBIT 99.2

                           MCCLATCHY NEWSPAPERS, INC.

                      UNAUDITED CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)

                                     ASSETS

                                                                                     DECEMBER
                                                                       MARCH 31,        31,
                                                                         1994          1993
                                                                       ---------     ---------
CURRENT ASSETS:
Cash and cash equivalents............................................  $  56,048     $  42,326
Trade receivables (less allowances of 2,038 in 1994 and 1,757 in
  1993)..............................................................     44,180        47,859
Other receivables....................................................      1,343         1,456
Newsprint, ink and other inventories.................................      7,336        10,033
Deferred income taxes................................................      9,977         9,672
Other current assets.................................................      2,902         1,843
                                                                       ---------     ---------
TOTAL CURRENT ASSETS.................................................    121,786       113,189
PROPERTY, PLANT AND EQUIPMENT:
Land.................................................................     18,623        18,057
Buildings and improvements...........................................    119,937       120,753
Equipment............................................................    291,826       282,082
Construction in progress.............................................     12,072        15,893
                                                                       ---------     ---------
Total................................................................    442,458       436,785
Accumulated depreciation.............................................   (171,453)     (166,460)
                                                                       ---------     ---------
NET PROPERTY, PLANT AND EQUIPMENT....................................    271,005       270,325
INTANGIBLES -- NET...................................................    122,141       124,662
INVESTMENT IN NEWSPRINT MILL PARTNERSHIP.............................      3,827         3,977
OTHER ASSETS.........................................................     11,434        13,010
                                                                       ---------     ---------
TOTAL ASSETS.........................................................  $ 530,193     $ 525,163
                                                                       ---------     ---------
                                                                       ---------     ---------
                             LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable.....................................................  $  11,852     $  14,043
Accrued compensation.................................................     27,991        26,324
Income taxes.........................................................      5,942         1,117
Unearned revenue.....................................................     11,546        10,560
Carrier deposits.....................................................      3,176         3,055
Other accrued liabilities............................................      7,661         8,281
                                                                       ---------     ---------
TOTAL CURRENT LIABILITIES............................................     68,168        63,380
LONG-TERM OBLIGATIONS................................................     14,016        14,213
DEFERRED INCOME TAXES................................................     60,616        64,047
STOCKHOLDERS' EQUITY:
Common stock, $.01 par value:
  Class A -- authorized 50,000,000 shares, issued 5,388,706 in 1994
     and 5,100,450 in 1993...........................................         54            51
  Class B -- authorized 30,000,000 shares, issued 24,231,789 in 1994
     and 24,503,789 in 1993..........................................        235           238
Additional paid-in capital...........................................     39,753        39,472
Retained earnings....................................................    347,722       344,133
Treasury stock, 20,000 Class A shares and 750,000 Class B shares.....       (371)         (371)
                                                                       ---------     ---------
TOTAL STOCKHOLDERS' EQUITY...........................................    387,393       383,523
                                                                       ---------     ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY...........................  $ 530,193     $ 525,163
                                                                       ---------     ---------
                                                                       ---------     ---------

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

                                                                    EXHIBIT 99.3

                           MCCLATCHY NEWSPAPERS, INC.

                   UNAUDITED CONSOLIDATED STATEMENT OF INCOME
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                          THREE MONTHS ENDED
                                                                               MARCH 31,
                                                                         ---------------------
                                                                           1994         1993
                                                                         --------     --------
REVENUES -- NET:
Advertising............................................................  $ 83,829     $ 80,955
Circulation............................................................    21,194       20,949
Other..................................................................     3,901        3,378
                                                                         --------     --------
TOTAL..................................................................   108,924      105,282
OPERATING EXPENSES:
Compensation...........................................................    50,198       49,692
Newsprint and supplements..............................................    14,708       14,189
Depreciation and amortization..........................................     9,520        8,665
Other operating expenses...............................................    22,893       22,190
                                                                         --------     --------
TOTAL..................................................................    97,319       94,736
                                                                         --------     --------
OPERATING INCOME.......................................................    11,605       10,546
NONOPERATING EXPENSES (INCOME):
Interest expense.......................................................         3           47
Interest income........................................................      (354)          (7)
Partnership losses.....................................................     1,500        1,800
Other -- net...........................................................        20          264
                                                                         --------     --------
TOTAL..................................................................     1,169        2,104
                                                                         --------     --------
INCOME BEFORE INCOME TAX PROVISION.....................................    10,436        8,442
Income tax provision...................................................     4,539        3,674
                                                                         --------     --------
NET INCOME.............................................................  $  5,897     $  4,768
                                                                         --------     --------
                                                                         --------     --------
NET INCOME PER COMMON SHARE............................................  $   0.20     $   0.17
                                                                         --------     --------
                                                                         --------     --------
WEIGHTED AVERAGE NUMBER OF COMMON SHARES...............................    28,937       28,833

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

                                                                    EXHIBIT 99.4

                           MCCLATCHY NEWSPAPERS, INC.

                 UNAUDITED CONSOLIDATED STATEMENT OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                           THREE MONTHS ENDED
                                                                               MARCH 31,
                                                                          --------------------
                                                                           1994         1993
                                                                          -------     --------
CASH PROVIDED (USED) BY OPERATING ACTIVITIES:
Net income..............................................................  $ 5,897     $  4,768
Reconciliation to net cash provided:
  Depreciation and amortization.........................................    9,563        8,711
  Partnership losses....................................................    1,500        1,800
  Changes in certain current assets and liabilities -- net..............    8,499       10,270
  Other.................................................................     (375)         808
                                                                          -------     --------
NET CASH PROVIDED BY OPERATING ACTIVITIES...............................   25,084       26,357
CASH PROVIDED (USED) BY INVESTING ACTIVITIES:
Purchase of property, plant and equipment...............................   (7,865)      (6,292)
Investment in newsprint mill partnership................................   (1,350)      (1,418)
Other -- net............................................................       51           50
                                                                          -------     --------
NET CASH USED BY INVESTING ACTIVITIES:..................................   (9,164)      (7,660)
CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
Repayment of long-term debt.............................................       --      (10,012)
Payment of cash dividends...............................................   (2,308)      (1,799)
Other...................................................................      110          289
                                                                          -------     --------
NET CASH USED BY FINANCING ACTIVITIES...................................   (2,198)     (11,522)
                                                                          -------     --------
NET CHANGE IN CASH AND CASH EQUIVALENTS.................................   13,722        7,175
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR............................   42,326        8,658
                                                                          -------     --------
CASH AND CASH EQUIVALENTS, END OF PERIOD................................  $56,048     $ 15,833
                                                                          -------     --------
                                                                          -------     --------

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